SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Under Rule 14a-12

                       THE ADVISORS' INNER CIRCLE FUND II

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:

       2)  Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4)  Proposed maximum aggregate value of transaction:

       5)  Total fee paid:

[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:

       2)  Form, Schedule or Registration Statement No.:

       3)  Filing Party:

       4)  Date Filed:

                           REAVES SELECT RESEARCH FUND

                                   A SERIES OF

                       THE ADVISORS' INNER CIRCLE FUND II
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456


Dear Shareholder:

Enclosed is a notice, proxy statement and proxy card for a Special Meeting of Shareholders (the "Meeting") of the Reaves Select Research Fund (the "Fund"), a series of The Advisors' Inner Circle Fund II (the "Trust"). The Meeting is scheduled for Friday, August 27, 2010. If you are a shareholder of record of the Fund as of the close of business on June 7, 2010, you are entitled to vote at the Meeting, and any adjournment of the Meeting.

At the Meeting, shareholders will be asked to approve a new investment advisory agreement ("New Agreement") between the Trust, on behalf of the Fund, and W.H. Reaves & Co., Inc. ("Reaves" or the "Adviser"), the investment adviser to the Fund (the "Proposal"). The terms of this New Agreement, including the advisory fee, are identical to those of the prior advisory agreement (the "Prior Agreement") between the Trust, on behalf of the Fund, and Reaves. You are being asked to approve the New Agreement because the Prior Agreement terminated effective May 6, 2010, as a result of the transaction described below.

On May 31, 2009, William Reaves retired from his positions as Non-Executive Chairman of the Adviser and portfolio manager of the Fund. After his retirement, Mr. Reaves was no longer involved in the day-to-day operations of the Fund or the Adviser, but retained a 25.26% ownership interest in the Adviser. Mr. Reaves sold this interest back to the Adviser on May 6, 2010. Under the Investment Company Act of 1940, as amended (the "1940 Act"), since Mr. Reaves was a greater than 25% owner of the Adviser, the sale of his interest in the Adviser constituted a change of control of the Adviser that resulted in the assignment, and automatic termination, of the Prior Agreement under Section 15 of the 1940 Act. As a result, the Trust, on behalf of the Fund, will need to enter into the New Agreement with the Adviser. The New Agreement requires approval of both the Board of Trustees of the Trust (the "Board") and the shareholders of the Fund. The Adviser does not expect this event to affect the nature and quality of the services performed for the Fund and senior management personnel at the Adviser continue to retain their current responsibilities. The remaining portfolio managers of the Fund continue to be jointly and primarily responsible for the day to day management of the Fund. Additionally, all of the terms and conditions of the New Agreement are identical to the Prior Agreement.

The Board has approved an interim agreement (the "Interim Agreement") under which the Adviser continues to provide investment advisory services during the period between May 6, 2010 and shareholder approval of the New Agreement. The Adviser can serve pursuant to the Interim Agreement for up to 150 days. Compensation earned by the Adviser under the Interim Agreement will be held in an interest-bearing escrow account. If the Fund's shareholders approve the New Agreement prior to the end of the 150 day period, the amount held in the escrow account under the Interim Agreement will be paid to the Adviser. If shareholders of the Fund do not approve the New Agreement, the Adviser will be paid the lesser of the costs incurred in performing its services under the Interim Agreement or the total amount in the escrow account for the Fund, plus interest earned.

Based on information the Board previously received from the Adviser, the Board approved the New Agreement, concluded that it is in the best interests of shareholders of the Fund to approve the New Agreement and recommended that the Proposal be submitted to shareholders for approval. To help you further understand the Proposal, we have enclosed a Questions & Answers section that provides an overview of the Proposal.

More specific information about the Proposal is contained in the proxy statement, which you should consider carefully.

THE BOARD OF TRUSTEES OF THE ADVISORS' INNER CIRCLE FUND II HAS UNANIMOUSLY APPROVED THE PROPOSAL AND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting. You may also vote your shares by touch-tone telephone, fax or in person. Please follow the enclosed instructions to utilize any of these voting methods.

If we do not receive your vote promptly, you may be contacted by a representative of the Fund or the Adviser, who will remind you to vote your shares.

Thank you for your attention and consideration of this important Proposal and for your investment in the Fund. If you need additional information, please call shareholder services at 1-800-591-8268. Do not call the Fund's Adviser, W.H. Reaves & Co., Inc.



Sincerely,

/S/ PHILIP T. MASTERSON
----------------------------
Philip T. Masterson
President



     PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE,
      ALONG WITH INSTRUCTIONS ON HOW TO VOTE BY TELEPHONE OR BY FAX, SHOULD
                  YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                         IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience here is a brief overview of the matter affecting the Fund that requires a shareholder vote.

                              QUESTIONS AND ANSWERS

Q.   WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You are receiving these proxy materials - a booklet that includes the proxy statement and a proxy card - because you have the right to vote on an important proposal concerning your investment in the Reaves Select Research Fund (the "Proposal").

Q.   WHAT IS HAPPENING?

A. On May 31, 2009, William Reaves retired from his positions as Non-Executive Chairman of W.H. Reaves & Co., Inc. (the "Adviser"), the investment adviser of the Reaves Select Research Fund (the "Fund"), and portfolio manager of the Fund. After his retirement, Mr. Reaves was no longer involved in the day-to-day operations of the Fund or the Adviser, but retained a 25.26% ownership interest in the Adviser. On May 6, 2010, Mr. Reaves sold this interest back to the Adviser (the "Transaction"). Under the 1940 Act, because Mr. Reaves was a greater than 25% owner of the Adviser, the Transaction constituted a change of control of the Adviser resulting in the assignment, and automatic termination, of the Fund's investment advisory agreement (the "Prior Agreement"). Therefore, the Trust, on behalf of the Fund, will need to enter into a new investment advisory agreement with the Adviser (the "New Agreement"). The New Agreement requires the approval of both the Board of Trustees of the Trust (the "Board") and the shareholders of the Fund.

Q.   HOW WILL MR. REAVES' RETIREMENT AND THE CHANGE OF CONTROL AFFECT THE FUND?

A. Other than the technical change in the ownership of the Adviser, all other aspects of the present arrangement under the Prior Agreement, including the operations of the Adviser, and the fees payable to the Adviser are expected to remain unchanged. The remaining portfolio managers of the Fund continue to be jointly and primarily responsible for the day to day management of the Fund. The Adviser has assured the Board that there will be no reduction or other material change in the nature or quality of the investment advisory services to the Fund under the New Agreement.

Q.   WHY AM I BEING ASKED TO VOTE ON A NEW AGREEMENT?

A. The Transaction constitutes a change of control under the 1940 Act, which resulted in the assignment, and automatic termination, of the Prior Agreement. The 1940 Act, which regulates investment companies such as the Fund, requires shareholder approval of any new investment advisory agreement between an investment adviser and an investment company. At a meeting held on March 23, 2010, the Board reviewed and approved the New Agreement as well as an interim agreement (the "Interim Agreement") under which the Adviser currently continues to provide advisory services to the Fund. The Interim Agreement took effect upon the consummation of the Transaction on May 6, 2010, and will continue in effect for a term ending on the earlier of 150 days from May 6, 2010 or when shareholders of the Fund approve the New Agreement.

     Except for the time periods covered by the agreements and the effective dates, there are no material differences between the New Agreement, the Interim Agreement and the Prior Agreement. The Fund's advisory fee rates will remain unchanged.

Q.   WHAT HAPPENS IF THE NEW AGREEMENT IS NOT APPROVED?

A. The Board has approved the Interim Agreement, which took effect upon the consummation of the Transaction on May 6, 2010, and which permits the Adviser to continue to serve as adviser to the Fund following the Transaction for a period not to exceed 150 days. If the New Agreement is not approved by shareholders, the Fund will continue to operate under the Interim Agreement (but for a period no longer than 150 days from the date the Transaction was consummated) and the Board will consider such further action as it deems in the best interests of the shareholders of the Fund, including resubmitting the New Agreement to shareholders for approval.

Q.   HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Trustees unanimously recommend that you vote "FOR" the Proposal. Please see "Board Recommendations" for a discussion of the Board's considerations in making its recommendation.

Q.   WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that the Proposal can be acted upon. We encourage all shareholders to participate in the governance of the Fund. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q.   I AM A SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?

A. Every vote is important. If numerous shareholders just like you fail to vote, the Fund may not receive enough votes to go forward with the meeting. If this happens, the Fund will need to solicit votes again.

Q.   HOW DO I PLACE MY VOTE?

A. You may provide the Trust with your vote via mail, by telephone, by fax, or in person. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call shareholder services at 1-800-591-8268.

Q.   WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. Please call shareholder services at 1-800-591-8268 between 9:00 a.m. and 10:00 p.m., Eastern Time, Monday through Friday.

     PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG
WITH INSTRUCTIONS ON HOW TO VOTE BY TELEPHONE OR FAX, SHOULD YOU PREFER TO VOTE
                            BY ONE OF THOSE METHODS.

                           REAVES SELECT RESEARCH FUND
                                   A SERIES OF

                       THE ADVISORS' INNER CIRCLE FUND II
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 27, 2010

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Reaves Select Research Fund (the "Fund"), a series of The Advisors' Inner Circle Fund II (the "Trust"), will be held at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 on Friday, August 27, 2010 at 11:00 a.m. Eastern Time.

At the Meeting, shareholders of record of the Fund ("Shareholders") will be asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and W.H. Reaves & Co., Inc., the Fund's investment adviser (a form of which is attached to the Proxy Statement as Exhibit A), and to transact such other business, if any, as may properly come before the Meeting.

All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by telephone. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by written notice to the Trust, by submitting a subsequent proxy using the mail, by telephone, by fax or by voting in person at the Meeting.

Shareholders of record of the Fund at the close of business on June 7, 2010 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
               SHAREHOLDER MEETING TO BE HELD ON AUGUST 27, 2010.

The proxy statement is available at www.proxyonline.com/docs/reaves.pdf.


                                         By Order of the Board of Trustees

                                         /S/ PHILIP T. MASTERSON
                                         -------------------------------------
                                         Philip T. Masterson
                                         President

                           REAVES SELECT RESEARCH FUND
                                   A SERIES OF

                       THE ADVISORS' INNER CIRCLE FUND II
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 27, 2010

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Advisors' Inner Circle Fund II (the "Trust") for use at the special meeting of shareholders of the Reaves Select Research Fund (the "Fund") to be held on Friday, August 27, 2010, at 11:00 a.m. Eastern Time at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, and at any adjourned session thereof (such special meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of the Fund of record at the close of business on June 7, 2010 ("Shareholders") are entitled to vote at the Meeting. The proxy card and this proxy statement are being mailed to Shareholders on or about July 1, 2010.

Each full share will be entitled to one vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. As of June 7, 2010, the Investor Class Shares and Institutional Shares of the Fund had 383,671.9470 and 7,390,695.4000, respectively, units of beneficial interest ("Shares") issued and outstanding.

As used in this proxy statement, the Trust's Board of Trustees is referred to as the "Board," and the term "Trustee" includes each trustee of the Trust. A Trustee that is an interested person of the Trust is referred to in this proxy statement as an "Interested Trustee." A Trustee may be an interested person of the Trust because he or she is affiliated with the Fund's investment adviser, W.H. Reaves & Co., Inc., the Fund's principal underwriter or any of their affiliates. Trustees who are not interested persons of the Trust are referred to in this proxy statement as "Independent Trustees."

PROPOSAL - APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

BACKGROUND INFORMATION

     The Fund is a series of the Trust. W.H. Reaves & Co., Inc. ("Reaves" or the "Adviser") has served as the investment adviser of the Fund since its inception. The Trust offers two classes of the Fund, Investor Class Shares and Institutional Shares. Shareholders of each class of shares of the Fund will vote together on the Proposal.

THE CHANGE IN CONTROL OF THE ADVISER

     On May 31, 2009, William Reaves retired from his positions of Non-Executive Chairman of the Adviser and portfolio manager of the Fund. After his retirement, Mr. Reaves was no longer involved in the day-to-day operations of the Fund or the Adviser, but retained a 25.26% ownership interest in the Adviser. On May 6, 2010, Mr. Reaves sold this interest back to the Adviser (the "Transaction"). Under the Investment Company Act of 1940, as amended (the "1940 Act"), since Mr. Reaves was a greater than 25% owner of the Adviser, the sale of his interest in the Adviser constituted a change of control of the Adviser that resulted in the assignment, and automatic termination, of the prior investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the "Prior Agreement") under Section 15 of the 1940 Act. As a result, the Trust, on behalf of the Fund, will need to enter into a new investment advisory agreement with the Adviser (the "New Agreement"). The New Agreement requires approval of both the Board and the shareholders of the Fund. Following the Transaction, no shareholder of the Adviser owns greater than 25% of the Adviser.

     Other than the technical change in the ownership of the Adviser described above, all other aspects of the arrangement under the Prior Agreement, including the operations of the investment adviser, and the fees payable to the investment adviser are expected to remain unchanged. The remaining portfolio managers of the Fund continue to be jointly and primarily responsible for the day to day management of the Fund. The Adviser has assured the Board that there will be no reduction or other material change in the nature or quality of the investment advisory services to the Fund under the New Agreement.

BOARD APPROVAL OF THE NEW AGREEMENT AND THE INTERIM AGREEMENT

     The 1940 Act, which regulates investment companies such as the Fund, requires shareholder approval of any new investment advisory agreement between an investment adviser and an investment company. The Adviser has served as investment adviser to the Fund since its inception. The Prior Agreement, dated December 21, 2004, was approved by the Fund's initial shareholder on December 21, 2004. The Board last approved the continuance of the Prior Agreement at a meeting held on August 11-12, 2009. At a March 23, 2010 meeting, the Board approved an interim advisory agreement (with substantially similar terms as those of the Prior Agreement) (the "Interim Agreement") and the New Agreement. As of May 6, 2010, the effective date of the Transaction, the Adviser is currently operating under the Interim Agreement. Under the 1940 Act, an investment adviser may serve pursuant to an Interim Agreement after an existing agreement has been terminated by assignment, without shareholder approval, provided that, among other things, it is approved by the Board, including a majority of the Independent Trustees, and that the term of the agreement does not exceed 150 days. At the end of the 150-day period, the Interim Agreement will terminate and shareholders must approve a new sub-advisory agreement.

DESCRIPTION OF THE NEW AGREEMENT

     A form of the New Agreement is attached to this proxy statement as Exhibit
     A. There are no material differences between the New Agreement and the Prior Agreement. For instance, the Fund's advisory fee rate will remain unchanged. With respect to duration of the New Agreement, the New Agreement provides that unless terminated as provided therein, the New Agreement will continue for two years. Thereafter, the New Agreement will continue in effect for successive annual periods provided such continuance is specifically approved at least annually: (a) by the Board and by the vote of a majority of those members of the Board who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; or (b) by vote of a majority of the outstanding voting securities of the Fund. The Trust may cause the New Agreement to terminate either (i) by vote of its Board or
     (ii) upon the affirmative vote of a majority of the outstanding voting securities of the Fund. The Adviser may at any time terminate the New Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice to the Trust.

     Pursuant to the New Agreement, the Adviser will continue to serve as the Fund's investment adviser. Each of the Prior Agreement and the New Agreement requires the investment adviser to:

        o    Manage the investment and reinvestment of the Fund's assets;

        o Continuously review, supervise, and administer the investment program of the Fund;

        o Determine, in its discretion and without prior consultation, the securities or investment instruments to be purchased, sold, lent or otherwise traded for the Fund;

        o Provide the Trust, and any other agent designated by the Trust, with records concerning the Adviser's activities which the Trust is required to maintain; and

        o Provide other reports reasonably requested by the Trust's administrator or the Trust's officers and Board concerning the Adviser's discharge of the foregoing responsibilities.

     Each of the Prior Agreement and the New Agreement also authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and directs the Adviser to seek to obtain the best available price and most favorable execution. Subject to policies established by the Board, the Adviser also may effect individual securities transactions at commission rates in excess of the minimum commission rates available, if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to the Fund, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended.

     Each of the Prior Agreement and the New Agreement obligates the Adviser to discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the Fund's prospectus and applicable laws and regulations. Each of the Prior Agreement and the New Agreement requires the Adviser to indemnify the Trust for certain losses and expenses. Under the Prior Agreement and the New Agreement, the Adviser's obligation to indemnify may arise due to its willful misfeasance, bad faith or gross negligence generally in the performance of its duties or its reckless disregard of its obligations and duties under the Prior Agreement and the New Agreement. Under the terms of each of the Prior Agreement and the New Agreement, the Adviser will bear its costs of providing its services thereunder.

INFORMATION ON INVESTMENT ADVISORY FEES

     The New Agreement provides that, for its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund. This level of compensation is identical to the level of compensation under the Prior Agreement.

     During the most recent fiscal year ended July 31, 2009, the Fund paid the Adviser the following advisory fees pursuant to the Prior Agreement:

---------------------------------------------------------------------------------------------------------------------
       CONTRACTUAL FEES PAID              FEES WAIVED BY THE ADVISER             TOTAL FEES PAID TO THE ADVISER
                                                                                          (AFTER WAIVERS)
---------------------------------------------------------------------------------------------------------------------
               $387,189                              $68,558                                $318,631
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON W.H. REAVES & CO., INC.

     W.H. Reaves & Co., Inc., the Adviser, is a professional investment management firm, registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The Adviser was established in 1961 and offers investment management services for institutions including corporations, foundations, endowments, government entities and high net worth individuals. As of March 31, 2010, the Adviser had approximately $1.6 billion in assets under management. The Adviser's principal place of business is located at 10 Exchange Place, 18th Floor, Jersey City, New Jersey 07302.

     The names and principal occupations of the principal executive officer and each director of the Adviser are listed below.

     The business address for each individual listed below is 10 Exchange Place, 18th Floor, Jersey City, New Jersey 07302.

       -----------------------------------------------------------------------------
       NAME                           PRINCIPAL OCCUPATION
       -----------------------------------------------------------------------------
       Ronald J. Sorenson             Director, Vice-Chairman, CEO
       -----------------------------------------------------------------------------
       William A. Ferer               Director, President
       -----------------------------------------------------------------------------
       Louis F. Cimino                Director, Vice President, COO, Treasurer
       -----------------------------------------------------------------------------
       David M. Pass                  Director, Vice President, Corporate Secretary
       -----------------------------------------------------------------------------
       Kathleen Vuchetich             Director, Vice President
       -----------------------------------------------------------------------------
       John Bartlett                  Director, Vice President
       -----------------------------------------------------------------------------
       Timothy Porter                 Director, Vice President
       -----------------------------------------------------------------------------
       Rowland Wilhelm                Director, Vice President
       -----------------------------------------------------------------------------
       Joseph Rhame III               Vice President
       -----------------------------------------------------------------------------

     The Adviser is a closely-held corporation. The names of each person that owns, of record or beneficially, ten percent or more of the outstanding voting securities of the investment adviser, are listed below. The address for each person is 10 Exchange Place, 18th Floor, Jersey City, New Jersey 07302.

     ---------------------------------------------------------------------------

     NAME
     ---------------------------------------------------------------------------

     William Ferer
     ---------------------------------------------------------------------------

     Ronald Sorenson
     ---------------------------------------------------------------------------

     Kathleen Vuchetich
     ---------------------------------------------------------------------------

     John Bartlett
     ---------------------------------------------------------------------------

     Louis Cimino
     ---------------------------------------------------------------------------

     The Adviser currently acts as investment adviser to the following registered investment company, a closed-end fund, with similar objectives and strategies as that of the Fund.

-------------------------------------------------------------------------------------------------------
         NAME OF FUND                 INVESTMENT OBJECTIVE             SIZE AS OF       ADVISORY FEE
                                                                     MARCH 31, 2010
-------------------------------------------------------------------------------------------------------
Reaves Utility Income Fund      To provide a high level of            $667.5 million         .575%
                                after-tax income and total
                                return consisting primarily of
                                tax-advantaged dividend income
                                and capital appreciation
-------------------------------------------------------------------------------------------------------

RECOMMENDATION OF TRUSTEES

     BOARD CONSIDERATIONS REGARDING THE INTERIM AGREEMENT AND THE NEW AGREEMENT
     - In approving the Interim Agreement and the New Agreement at its meeting held on March 23, 2010, the Board relied on the information it had received at its August 11-12, 2009 Board meeting, at which time it considered and renewed the Prior Agreement between the Fund and the Adviser. In addition, at the March Board meeting, the Adviser informed the Board that no material events had occurred since the August Board meeting, nor was it aware of any additional information that would reasonably be expected to have a material impact upon the Board's consideration of the Interim Agreement or the New

     Agreement. The Board also took into account that it was sufficiently familiar with the services provided by the Adviser, its respective personnel and prior performance, based on past dealings with the Adviser, its regular monitoring process and the quarterly reports it receives from the Adviser. The Board also considered that the Prior Agreement would be terminated as a result of the Transaction. Further, the terms of the New Agreement were identical to those contained in the Prior Agreement, with the exception of the change in effective date.

     At their August 11-12, 2009 meeting, the Trustees completed their annual review and approval of the continuance of the Prior Agreement. Prior to that meeting, the Board, including the Independent Trustees advised by their independent legal counsel, received and reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors. Many of the factors considered at the August 2009 meeting were applicable to the Trustees' evaluation of the Interim Agreement and the New Agreement at the March 2010 meeting. Accordingly, in evaluating such agreements, the Trustees relied upon their knowledge and experience with the Adviser and considered the information received and their evaluations and conclusions drawn at the August 2009 meeting.

     During the annual review, representatives from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser's fee and other aspects of the Prior Agreement. Among other things, the representatives provided an overview of the Adviser's history, ownership structure, personnel, investment philosophy and execution quality. The Adviser's representatives then reviewed the Fund's portfolio composition with respect to sector weightings and top ten holdings. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Prior Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Prior Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

     At the March 2010 meeting, the Trustees considered the Transaction, the benefits or undue burdens imposed on the Fund as a result of the Transaction, anticipated effects on the Fund's expense ratio following the Transaction, legal issues for the Fund as a result of the Transaction, and the costs associated with obtaining necessary shareholder approvals and who would bear those costs. The Trustees then deliberated on the approval of both the Interim Agreement and the New Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the approval of both the Interim Agreement and the New Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

     NATURE, EXTENT AND QUALITY OF ADVISORY AND OTHER SERVICES. In considering the nature, extent and quality of the services provided by the Adviser, the Board noted that there are no material differences between the terms of the Prior Agreement, the Interim Agreement and the New Agreement, including the fees payable thereunder. Based on its review along with its considerations regarding services at the annual review, the Board concluded that the expected nature, quality and extent of such services supported approval of the Interim Agreement and the New Agreement.

     FUND PERFORMANCE AND INVESTMENT OBJECTIVES. During the annual review, the Board compared the Fund's performance to benchmark indices and other similar mutual funds over various periods of time and concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Fund. The Trustees further noted that the Fund's investment policies and strategies were not expected to change as a result of the Transaction. In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the Interim Agreement and the New Agreement.

     COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE. During the annual review, the Trustees considered, among other things, the advisory fee and expenses of the Fund and comparisons of such fee and expenses with peers. At the annual review, the Trustees determined that the Fund's advisory fee and expenses were reasonable. In evaluating the profitability of the Adviser under the Interim Agreement and the New Agreement, the Trustees considered their conclusions at their prior review and noted the fee schedule under the Interim Agreement and the New Agreement is identical to that under the Prior Agreement. Taking into consideration its prior evaluation of fees and expenses at the annual renewal, the Board determined that the advisory fee and expenses were reasonable.

     Moreover, the Trustees were satisfied that, at the annual review, the Adviser's level of profitability for its advisory activities was reasonable and that the Adviser's level of profitability should continue to be reasonable after the Transaction. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved.

     Based on the Board's deliberations and evaluation of the information discussed previously, the Trustees, including the Independent Trustees, unanimously concluded that the terms of the Interim Agreement and the New Agreement are fair and reasonable, that the scope and quality of services to be provided will be at least equivalent to the scope and quality of services provided under the Prior Agreement, and that the fees under the Interim Agreement and New Agreement are reasonable in light of the services to be provided to the Fund. The Board, and the Independent Trustees voting separately, approved the Interim Agreement and the New Agreement and concluded that the New Agreement should be recommended to shareholders for approval.

REQUIRED VOTE

     Approval of the Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities.

          THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE
                       FUND VOTE TO APPROVE THE PROPOSAL.

ADDITIONAL INFORMATION

OTHER SERVICE PROVIDERS

     SEI Investments Global Funds Services ("SEIGFS") serves as the Fund's administrator. SEI Investments Distribution Co. ("SIDCO") serves as the Fund's distributor and principal underwriter. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

PAYMENT OF EXPENSES

     The Adviser will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all related solicitations. The Fund will not incur any of these expenses.

BENEFICIAL OWNERSHIP OF SHARES

     As of June 7, 2010, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of any class of the Fund. On that date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund's outstanding shares.

REAVES SELECT RESEARCH FUND - INVESTOR CLASS SHARES

---------------------------------------------------------------------------------------------------------
NAME AND ADDRESS                                                 NUMBER OF SHARES         PERCENT
---------------------------------------------------------------------------------------------------------
National Financial Services LLC                                  52,026.6890              13.56%
For the Exclusive Benefit of Our Customers
200 Liberty St.
One World Financial Center
New York, NY 10281-1003
---------------------------------------------------------------------------------------------------------
Charles Schwab & Co Inc.                                         41,428.9530              10.80%
Special Custody A/C
FBO Customers
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151
---------------------------------------------------------------------------------------------------------
Paul J Morra & Blanca F Morra JT Wros                            27,009.7170              7.04%
11 Cowpath
Brookville, NY 11545-3113
---------------------------------------------------------------------------------------------------------

REAVES SELECT RESEARCH FUND - INSTITUTIONAL SHARES

---------------------------------------------------------------------------------------------------------
NAME AND ADDRESS                                                 NUMBER OF SHARES         PERCENT
---------------------------------------------------------------------------------------------------------
Lafayette College                                                703,817.6420             9.52%
Kirby Prof 536130
6 Markle Hall
Easton, PA 18042-1712
---------------------------------------------------------------------------------------------------------
John Carson Graves & Judith Canton Graves Trustees               494,911.6470             6.70%
U/A DTD
The John Carson Graves Trust
49 Orchard LN
Wayland, MA 01778-1907
---------------------------------------------------------------------------------------------------------
W E Simon Jr & M T Mayo & G J Gillespie III Tr                   395,430.5800             5.35%
Marital Trust U/W/O William E Simon
FBO Tonia A Simon
825 8th Ave
New York, NY 10019-7416
---------------------------------------------------------------------------------------------------------

     The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees of the Trust, and/or on the records of the Trust's transfer agent.

ANNUAL AND SEMI-ANNUAL REPORT TO SHAREHOLDERS

     For a free copy of the Fund's annual report for the fiscal year ended July 31, 2009, and/or semi-annual report for the six month period ended January 31, 2010, shareholders of the Fund may call 1-866-342-7058 or write to the Fund at: Reaves Select Research Fund, P.O. Box 219009, Kansas City, MO 64121-9009.

SUBMISSION OF SHAREHOLDER PROPOSALS

     The Trust is organized as a voluntary association under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

VOTING AND OTHER MATTERS

     If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by telephone, by fax or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust or by submitting a subsequent proxy, by mail, by telephone, by fax or by voting in person at the meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Fund at 1-800-591-8268.

     In addition to the solicitation of proxies by mail, representatives of the Trust and the Adviser may solicit proxies in person or by telephone. The Trust has also retained an outside firm, the Altman Group, Inc. (the "Altman Group"), who specializes in proxy solicitation to assist with the proxy solicitation process (tabulation, printing and mailing), the collection of proxies, and with any necessary follow-up. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. All costs of solicitation, including (a) printing and mailing of the proxy materials, (b) reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares and (c) payment to the Altman Group for its services, are anticipated to amount to approximately $4,500. The proxy card and this proxy statement are being mailed to shareholders on or about July 1, 2010. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by the Adviser, not the Fund.

     All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. A majority of the shares entitled to vote at the Meeting shall be a quorum for the transaction of business.

     If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote against the Proposal.

     As used above, "broker non-votes" relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange LLC that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, including the approval of a new investment management agreement as contemplated by the Proposal.

     If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. Abstentions and "broker non-votes" will not be counted for or against such proposal to adjourn. The persons named as proxy agents will vote those proxies that they are entitled to vote FOR such Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such Proposal, against such an adjournment. The Adviser or its affiliates will bear the costs of any additional solicitation or any adjourned sessions.

     No business other than the matter described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Trust.


SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, BY FAX OR TELEPHONE AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

                                          By Order of the Trustees,

                                          /S/ PHILIP T. MASTERSON
                                          ------------------------------------
                                          Philip T. Masterson
                                          President

                                                                       EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT

     INVESTMENT ADVISORY AGREEMENT (the "Agreement") made as of this __ day of ________, 2010 by and between THE ADVISORS' INNER CIRCLE FUND II (the "Trust"), a Massachusetts business trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and W.H. REAVES & CO., INC. (the "Adviser"), a Delaware corporation with its principal place of business at 10 Exchange Place, 18th Floor, Jersey City, New Jersey 07302.

                               W I T N E S S E T H

     WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a "Fund" and collectively, the "Funds"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

     1. THE ADVISER'S SERVICES.

          (a) DISCRETIONARY INVESTMENT MANAGEMENT SERVICES. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of a Fund.

          (b) COMPLIANCE. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration

     Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

          (c) PROXY VOTING. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Fund's securities to the Adviser. So long as proxy voting authority for the Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

          (d) RECORDKEEPING. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

          The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

          (e) HOLDINGS INFORMATION AND PRICING. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

          (f) COOPERATION WITH AGENTS OF THE TRUST. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

     2. CODE OF ETHICS. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code, whether or not such violation relates to an security held by any Fund.

     3. INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

          (g) NOTIFICATION OF BREACH / COMPLIANCE REPORTS. The Adviser shall notify the Funds immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds' or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

          (h) BOARD AND FILINGS INFORMATION. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

          (i) TRANSACTION INFORMATION. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

     4. BROKERAGE.

          (j) PRINCIPAL TRANSACTIONS. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

          (k) PLACEMENT OF ORDERS. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates' services to other clients.

          (l) AGGREGATED TRANSACTIONS. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

          (m) AFFILIATED BROKERS. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current prospectus and SAI; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser's fees for services under this Agreement.

     5. CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

     6. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for a Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

     7. REPRESENTATIONS, WARRANTIES AND COVENANTS.

          (n) PROPERLY REGISTERED. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

          (o) ADV DISCLOSURE. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendments to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          (p) FUND DISCLOSURE DOCUMENTS. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

          (q) USE OF THE NAME "REAVES". The Adviser has the right to use the name "Reaves" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "Reaves" in connection with the management and operation of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely effect or prejudice the rights of the Adviser or the Trust to use the name "Reaves."

          (r) INSURANCE. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

          (s) NO DETRIMENTAL AGREEMENT. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

          (t) CONFLICTS. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

          (u) REPRESENTATIONS. The representations and warranties in this
     Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by
     Section 3(a), whether or not specifically referenced in such report.

     8. THE NAME "REAVES". The Adviser grants to the Trust a license to use the name "Reaves" (the "Name") as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had on the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

     9. ADVISER'S COMPENSATION. The Funds shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.

     The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund's prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

     This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

     12. DURATION AND TERMINATION.

     This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) and unless terminated automatically as set forth in
Section 11 hereof or until terminated as follows:

          (a) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

          (b) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

          (c) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

         (d) Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

          In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

     13. CERTAIN DEFINITIONS. For the purposes of this Agreement:

          (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

          (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

     14. LIABILITY OF THE ADVISER. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

     15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Certificate of Trust and the Trust's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

     17. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of Commonwealth of Massachusetts and the Adviser consents to the jurisdiction of courts, both state or federal, in Massachusetts, with respect to any dispute under this Agreement.

     18. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

     19. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                                     THE ADVISORS' INNER CIRCLE FUND II,
                                     on behalf of each Fund listed on Schedule A


                                     By: /S/
                                         ---------------------------------------
                                         Name:
                                         Title:



                                     W.H. REAVES & CO., INC.


                                     By: /S/
                                         ---------------------------------------
                                         Name:
                                         Title:

                                   SCHEDULE A
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                         DATED ________ __, 2010 BETWEEN
                       THE ADVISORS' INNER CIRCLE FUND II
                                       AND
                             W.H. REAVES & CO., INC.

The Trust will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

FUND                                                                       RATE
----                                                                       ----

Reaves Select Research Fund................................................0.75%

W.H. REAVES & COMPANY      PROXY CARD FOR
INVESTMENT MANAGEMENT
                           REAVES SELECT RESEARCH FUND
                           A SERIES OF THE ADVISORS' INNER CIRCLE FUND II

FORM OF PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE SPECIAL MEETING OF SHAREHOLDERS, TO BE HELD ON AUGUST 27, 2010

The undersigned, revoking previous proxies with respect to the units of beneficial interest in the name of undersigned (the "Shares"), hereby appoints Amanda Albano and Joseph Gallo as proxies, each with full power of substitution, to vote all of the Shares at the Special Meeting of Shareholders of the Reaves Select Research Fund (the "Fund"), a series of The Advisors' Inner Circle Fund II (the "Trust"), to be held at the offices of the Fund's administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 11:00 a.m., Eastern Time, on August 27, 2010, and any adjournments or postponements thereof (the "Meeting"); and the undersigned hereby instructs said proxies to vote.

                                             QUESTIONS ABOUT THIS PROXY? SHOULD
Shareholder registration printed here        YOU HAVE ANY QUESTIONS ABOUT THE
                                             PROXY MATERIALS OR REGARDING HOW TO
(shows through address window on             VOTE YOUR SHARES, PLEASE CONTACT
outbound envelope)                           OUR PROXY INFORMATION LINE
                                             TOLL-FREE AT 1-800-591-8268.
                                             REPRESENTATIVES ARE AVAILABLE
                                             MONDAY THROUGH FRIDAY 9:00 A.M. TO
                                             10:00 P.M. EASTERN TIME.

                                             IMPORTANT NOTICE REGARDING THE
                                             AVAILABILITY OF PROXY MATERIALS FOR
                                             THE REAVES SELECT RESEARCH FUND
                                             SHAREHOLDER MEETING TO BE HELD ON
                                             AUGUST 27, 2010

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
WWW.PROXYONLINE.COM/DOCS/REAVES.PDF

          PLEASE FOLD HERE AND RETURN THE ENTIRE CARD - DO NOT DETACH
--------------------------------------------------------------------------------

                           REAVES SELECT RESEARCH FUND
          Proxy for Special Meeting of Shareholders -- August 27, 2010

PLEASE SEE THE INSTRUCTIONS BELOW IF YOU WISH TO VOTE BY MAIL, BY PHONE OR BY
FAX.

MAIL: To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

PHONE: To cast your vote by phone with a proxy voting representative, call toll-free 1-800-591-8268 and provide the representative with voting ID number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

FAX: You may return your completed proxy card via fax by sending it to 1-888-810-3042. A cover page is not needed.

NOTE: Your signature acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the proxy statement. Your signature on this proxy should be exactly as your name appears on this proxy. If the shares are held jointly, either holder may sign this proxy but the name of the person signing should conform exactly to the name appearing on this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


--------------------------------------------------------------------------------
Shareholder sign here                                          Date


--------------------------------------------------------------------------------
Joint owner sign here                                          Date


                IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.
                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

REAVES SELECT RESEARCH FUND


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND.



THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


           PLEASE FOLD HERE AND RETURN THE ENTIRE CARD - DO NOT DETACH
--------------------------------------------------------------------------------


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:
                                        ---



TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and W.H. Reaves & Co., Inc.


                                    FOR         AGAINST         ABSTAIN
                                    [ ]           [ ]             [ ]